CLAYMORE TRUST

Claymore/Fiduciary Large Cap Core Fund
Claymore/Fiduciary Strategic Equity Fund

Supplement to the Prospectus dated April 1, 2007

At a meeting of the Board of Trustees of Claymore Trust on June 4, 2007, the Board voted to terminate the Claymore/Fiduciary Large Cap Core Fund and the Claymore/Fiduciary Strategic Equity Fund (together, the “Funds”) and to redeem the outstanding shares of the Funds. It is expected that the shares of the Funds will be redeemed on or about June 22, 2007. The Funds are closed to new investment and shareholders may redeem their shares until the date of termination.

Claymore Trust
2455 Corporate West Drive
Lisle, Illinois 60532

June 4, 2007